SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Joint Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II

(Name of Registrant as Specified in its Charter) Brigade Leveraged Capital Structures Fund Ltd. Brigade Capital Management, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.
AND
BRIGADE CAPITAL MANAGEMENT, LLC

399 Park Avenue, Suite 1600, New York, NY 10022

June 30, 2014

Dear Fellow Preferred Shareholder:

Brigade Leveraged Capital Structures Fund Ltd. ("Brigade LCSF") and Brigade Capital Management, LLC ("Brigade CM" and, together with Brigade LCSF, "Brigade") are beneficial owners of Auction Rate Preferred Shares, par value $.00001 per share (the "Preferred Shares") of PIMCO Income Strategy Fund ("PFL") and PIMCO Income Strategy Fund II ("PFN" and, together with PFL, the "Funds").  As of May 31, 2014, we beneficially owned 1,037 PFL Preferred Shares and 1,669 PFN Preferred Shares (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM), making us the second largest holder of Preferred Shares of each of the Funds. We believe that the Funds' current boards of trustees (except Alan Miller) (each, the "Board" and, together, the "Boards") have not acted in the best interests of the shareholders as discussed in further detail in the attached proxy statement. We are therefore seeking your support at the annual meeting of shareholders of each Fund (the "Annual Meeting") scheduled to be held at the offices of Allianz Global Investors Fund Management LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019 on July 31, 2014 at 10:30 a.m., Eastern Time, for the following matters:

1.
to vote "FOR" the election of Alan Bruce Miller ("Mr. Miller") to serve as a Class I Preferred Shares trustee of PFL, to hold office for the term indicated and until his successor shall have been elected and qualified;

2.
to vote "FOR" the election of Marti Murray ("Ms. Murray") to serve as a Class II Preferred Shares trustee of PFL, to hold office for the term indicated and until her successor shall have been elected and qualified;

3.	to vote "FOR" the election of Ms. Murray to serve as a Class I Preferred Shares trustee of PFN, to hold office for the term indicated and until her successor shall have been elected and qualified;

4.
to grant authority to vote for up to all of the Funds' nominees, as directed by you, other than Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFN Board), each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Through the attached proxy statement, Brigade is soliciting proxies to elect not only Mr. Miller and Ms. Murray (together, the "Nominees"), but also up to all of the candidates who have been nominated by PFL and PFN, as directed by each Preferred Shareholder, other than Alan Rappaport and Bradford K. Gallagher. This enables you to use the enclosed proxy card to vote for the total number of trustees up for election at the Annual Meeting. There is no assurance that any of the Funds' nominees will serve as trustees if the Nominees are elected.

Brigade is not seeking control of the Board.  If elected to the Board of PFN, Ms. Murray, together with Mr. Miller in his capacity as a Preferred Shares trustee of PFN (a position to which he was elected at last year's annual meeting), will constitute only two of the trustees on the PFN Board.  If elected to the Board of PFL, Mr. Miller and Ms. Murray will constitute only two of the trustees on the PFL Board.  There is no guarantee that the Nominees will be able to convince the Boards to approve a redemption of or offer to repurchase the Preferred Shares. However, Brigade believes that the Nominees' election to the Boards should send a strong message to the remaining incumbent trustees not previously nominated by Brigade that the holders of Preferred Shares are not satisfied with such trustees' management of the Funds and their treatment of the holders of preferred shares.

Brigade urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by signing, dating, and returning the enclosed GREEN proxy card today. If you have already voted for the trustees you have every right to change your vote by signing, dating, and returning a later dated GREEN proxy card or by voting in person at the Annual Meeting. The attached proxy statement and the enclosed GREEN proxy card are first being furnished to the holders of preferred shares on or about June 30, 2014.

Thank you for your support,
/s/ Donald E. Morgan, III
Donald E. Morgan, III, Director of Brigade Leveraged Capital Structures Fund Ltd. and Managing Member of Brigade Capital Management, LLC

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Brigade's proxy materials, please call the firm assisting us in the solicitation of proxies, Alliance Advisors, LLC, toll free at 855-973-0092.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The attached proxy statement and GREEN proxy card are available at the SEC's web site at
www.sec.gov or by calling the firm assisting us in the solicitation of proxies, Alliance Advisors,
LLC, toll free at 855-973-0092, banks and brokers at 973-873-7710, or by contacting a representative of Alliance Advisors, LLC at the following address: 200 Broadacres Drive, 3rd floor,
Bloomfield, NJ 07003.

TABLE OF CONTENTS

INTRODUCTION	1

IMPORTANT VOTING INFORMATION	3

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	4

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION	4

BACKGROUND TO AND REASONS FOR SOLICITATION	10

PROPOSAL: ELECTION OF TRUSTEES	12

OTHER PROPOSALS	15

SOLICITATION OF PROXIES	15

CERTAIN INFORMATION REGARDING BRIGADE AND MR. MORGAN	15

CERTAIN RELATIONSHIPS WITH THE FUNDS	15

CERTAIN ADDITIONAL INFORMATION	17

ANNEX A - INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION	A-1

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.
BRIGADE CAPITAL MANAGEMENT, LLC

PROXY STATEMENT

June 30, 2014

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2014

INTRODUCTION

This proxy statement and accompanying GREEN proxy card are being furnished to the preferred shareholders of PIMCO Income Strategy Fund ("PFL") and PIMCO Income Strategy Fund II ("PFN") (each, a "Fund" and, collectively, the "Funds") by Brigade Leveraged Capital Structures Fund Ltd., a Cayman Islands exempted company ("Brigade LCSF") and Brigade Capital Management, LLC, a Delaware limited liability company ("Brigade CM") (collectively, "Brigade" and sometimes referred to throughout this proxy statement as "we," "our" or "us") in connection with the solicitation of proxies from you, the holders of Auction-Rate Preferred Shares, par value $.00001 per share of PFL and/or PFN (the "Preferred Shares" and, the holders thereof, the "Preferred Shareholders"), in connection with the meeting of the holders of common shares of PFL and PFN (the "Common Shares" and, the holders thereof, the "Common Shareholders" and, together with the Preferred Shareholders, the "Shareholders") and the Preferred Shareholders, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Shareholders held in lieu thereof (the "Annual Meeting").

The Annual Meeting is scheduled to be held on July 31, 2014, commencing at 10:30 a.m., Eastern Time, at the offices of Allianz Global Investors Fund Management LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019. The Board of Trustees of each Fund (each, the "Board" and, together, the "Boards") has fixed the close of business on May 30, 2014 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. This proxy statement and the accompanying GREEN proxy card are first being sent or given to all Preferred Shareholders as of the Record Date on or about June 30, 2014.

We intend to vote all solicited proxies at the Annual Meeting in order to take the following actions:

1.
to vote "FOR" the election of Alan Bruce Miller ("Mr. Miller") to serve as a Class I Preferred Shares trustee of PFL, to hold office for the term indicated and until his successor shall have been elected and qualified;

2.
to vote "FOR" the election of Marti Murray ("Ms. Murray") to serve as a Class II Preferred Shares trustee of PFL, to hold office for the term indicated and until her successor shall have been elected and qualified;

3.	to vote "FOR" the election of Ms. Murray to serve as a Class I Preferred Shares trustee of PFN, to hold office for the term indicated and until her successor shall have been elected and qualified;

4.
to grant authority to vote for up to all of the Funds' nominees, as directed by you, other than Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFN Board), each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please note that the Board of each Fund is nominating its own trustee nominees for election at the Annual Meeting. Under the proxy rules, we may (i) solicit proxies in support of Mr. Miller and Ms. Murray (each, a "Nominee" and, together, the "Nominees") and also (ii) seek authority from you to vote for each Fund's nominees, other than those nominees of each Fund that we specify.

As a result, a Preferred Shareholder of each respective Fund may use the GREEN proxy card to vote for our Nominees as well as for up to all of the Funds' nominees, as directed by such Preferred Shareholder, or, alternatively, to withhold our authority to vote. We have determined to nominate Mr. Miller for election as a  Class I Preferred Shares trustee of PFL, and Ms. Murray for election as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares Trustee of PFN, and are seeking authority to vote for up to all of the Funds' nominees, as directed by each Preferred Shareholder, other than Alan Rappaport (the Class I Preferred Shares trustee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFN Board). As a result, should a Shareholder so authorize us on the GREEN proxy card, we would cast votes for our Nominees and up to all of the Funds' nominees, as directed by such Shareholder, other than Alan Rappaport and Bradford K. Gallagher. None of the Funds' nominees for whom we seek authority to vote have agreed to serve with our Nominees, if elected.

WE URGE YOU TO VOTE THE GREEN PROXY CARD
"FOR" EACH OF ALAN BRUCE MILLER AND MARTI MURRAY FOR ELECTION AS A PREFERRED SHARES TRUSTEE.

The Shareholders of each Fund are expected to consider and vote on similar matters.  Preferred Shareholders of each Fund will vote on the election of the Preferred Shares trustees, the election of two other trustees in the case of PFL and two other trustees in the case of PFN (which, for the avoidance of doubt, are to be elected by the Preferred Shareholders and the Common Shareholders voting together as a single class) and on any other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.  An unfavorable vote on the election of Ms. Murray as a Preferred Shares trustee by the Preferred Shareholders of one Fund will not affect her election by the other Fund if the election is approved by the Preferred Shareholders of such other Fund.  Further, an unfavorable vote of one Nominee as a Preferred Shares Trustee of PFL will not affect the election of the other Nominee.

Preferred Shareholders of each Fund as of the Record Date will be entitled to one vote per share on each matter on which they are entitled to vote, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of trustees. At the Annual Meeting, the Preferred Shares trustees up for election for each Fund will be voted on exclusively by the Preferred Shareholders of such Fund. With respect to each other proposal to be brought before the Preferred Shareholders at the Annual Meeting (including the election of the other trustee nominees), the Preferred Shareholders will have equal voting rights (i.e., one vote per share) with each Fund's Common Shareholders and will vote together with such Fund's Common Shareholders as a single class as follows:

PFL:  At the Annual Meeting, the Common and Preferred Shareholders of PFL, voting together as a single class, have the right to vote on the election of Hans W. Kertess and William B. Ogden, IV as trustees of PFL.  The Preferred Shareholders of PFL, voting as a separate class, have the right to vote on the election of EITHER Alan Bruce Miller or Alan Rappaport as a Class I Preferred Shares trustee of PFL, and EITHER Marti Murray or Bradford K. Gallagher as a Class II Preferred Shares trustee of PFL.

PFN:  At the Annual Meeting, the Common and Preferred Shareholders of PFN, voting together as a single class, have the right to vote on the election of Hans W. Kertess and John C. Maney as trustees of PFN.  The Preferred Shareholders of PFN, voting as a separate class, have the right to vote on the election of EITHER Marti Murray or Bradford K. Gallagher as a Class I Preferred Shares trustee of PFN.

According to the Funds' joint proxy statement (the "Proxy Statement"), on the Record Date for the Annual Meeting, there were 3,159 Preferred Shares of PFL issued and outstanding, 6,440 Preferred Shares of PFN issued and outstanding, 24,931,756 Common Shares of PFL issued and outstanding and 58,381,254 Common Shares of PFN issued and outstanding. As of the Record Date, Brigade LCSF and Brigade CM are the beneficial owners of 1,037 of the Preferred Shares of PFL and Brigade LCSF is the beneficial owner of 1,619 of the Preferred Shares of PFN. Brigade CM is the beneficial owner of 1,037 of the Preferred Shares of PFL and the beneficial owner of 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM). Neither Brigade LCSF nor Brigade CM is a direct record owner of any Preferred Shares of PFL or PFN. Details of Brigade's ownership of shares are set forth on Annex A attached hereto which is incorporated herein by reference.

For the reasons described in this proxy statement, we are soliciting your vote in an effort to seek new and more effective representation on the Board of each Fund. We believe that the Boards are not acting in the best interests of the Shareholders and urge the Preferred Shareholders to support more effective representation on the Boards by voting "FOR" our Nominees.

You may vote by mail by returning a properly executed proxy card or in person by attending the Annual Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of the trustees listed on the attached notice, your proxy will be voted in favor of the election of the nominees recommended by Brigade. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, NY 10019; (ii) by properly executing and submitting a later dated proxy vote; or (iii) by attending the Annual Meeting and voting in person. We request that a copy of any revocation be sent to the firm assisting us in the solicitation of proxies, Alliance Advisors, LLC, at the following address: 200 Broadacres Drive, 3rd floor, Bloomfield, NJ 07003, so that we may be aware of any revocation of a proxy. Please call 1-800-254-5197 to obtain directions to be able to attend the Annual Meeting and vote in person. If any proposal, other than the election of trustees set forth herein, properly comes before the Annual Meeting, including any adjournment thereof, the persons named as proxies will vote on such proposals in their sole discretion.

Brigade will pay all costs of the solicitation of proxies on behalf of Brigade for the Annual Meeting. Any out-of-pocket expenses incurred in connection with the solicitation of votes for the Nominees will be borne by Brigade. Brigade does not intend to seek reimbursement of those costs from the Funds.

This proxy solicitation is being made by Brigade and not on behalf of the Board of each Fund or the management of each Fund.

Brigade urges you to sign, date and return the GREEN proxy card in favor of the election of the Nominees. If you have already signed and returned a proxy card furnished by the Funds, you may revoke that proxy and vote for the proposal described in this proxy statement by signing, dating and returning the enclosed GREEN proxy card. The latest dated proxy is the only one that counts. Any proxy may be revoked at any time before the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting or by voting in person at the Annual Meeting.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE FUNDS BY AUTHORIZING A PROXY TO VOTE "FOR" OUR NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GREEN PROXY CARD TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW PREFERRED SHARES YOU OWN.

IMPORTANT VOTING INFORMATION

If your Preferred Shares are held in your own name, please authorize a proxy to vote your Preferred Shares by signing and returning the enclosed GREEN proxy card in the postage-paid envelope provided to you by us to 399 Park Avenue, 16th Floor, New York, NY 10022.

If you hold your Preferred Shares in "street name" with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your Preferred Shares and they can do so only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GREEN proxy card provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GREEN proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE FUNDS OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR PREFERRED SHARES AT THE ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE FUNDS OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR PREFERRED SHARES AT THE ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Only the Shareholders of record on the Record Date are entitled to vote at the Annual Meeting.

It is important that your Preferred Shares be represented and voted at the Annual Meeting. Accordingly, regardless of whether you plan to attend the Annual Meeting in person, please complete, date and sign the GREEN proxy card that has been provided to you by us (and not the WHITE proxy card that has been provided to you by the Funds or any other proxy card that has been provided to you) and vote "FOR" the election of Alan Bruce Miller and Marti Murray, and to grant authority to vote for up to all of the Funds' nominees, as directed by you, other than Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFN Board). To ensure that your vote is counted, please remember to submit your vote so that it is received by us by July 30, 2014.

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Brigade's proxy materials, please contact the firm assisting us in the solicitation of proxies: Alliance Advisors, LLC at:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd floor
Bloomfield, NJ 07003
Shareholders May Call Toll-Free: 855-973-0092
Banks and Brokers May Call Collect: 973-873-7710

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains "forward-looking statements." Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," "seeks," "could" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe Brigade's objectives, plans or goals are forward-looking. Brigade's forward-looking statements are based on Brigade's current intent, belief, expectations and estimates regarding the Funds and regarding the industry in which they operate. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Preferred Shareholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement. The information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement, which we urge you to read carefully and in its entirety.

Who is making this solicitation?

Brigade LCSF is a Cayman Islands exempted company and Brigade CM is a Delaware limited liability company. The principal business of both Brigade LCSF and Brigade CM is to purchase, sell, trade and invest in securities.

The solicitation for election of the Nominees at the Annual Meeting is being made by Brigade. Donald E. Morgan, III, a managing member of Brigade CM and a director of Brigade LCSF, is also a participant in the solicitation. For further information regarding Brigade and Mr. Morgan, please see Annex A attached hereto.

What are we asking you to vote for?

We are asking you to vote on the following actions on the GREEN proxy card:

1.
to vote "FOR" the election of Alan Bruce Miller ("Mr. Miller") to serve as a Class I Preferred Shares trustee of PFL, to hold office for the term indicated and until his successor shall have been elected and qualified;

2.
to vote "FOR" the election of Marti Murray ("Ms. Murray") to serve as a Class II Preferred Shares trustee of PFL, to hold office for the term indicated and until her successor shall have been elected and qualified;

3.	to vote "FOR" the election of Ms. Murray to serve as a Class I Preferred Shares trustee of PFN, to hold office for the term indicated and until her successor shall have been elected and qualified;

4.
to grant authority to vote for up to all of the Fund's nominees, as directed by you, other than Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFN Board), each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please see the sections entitled "Proposal: Election of Trustees" for a more complete description of the proposal.

Why are we soliciting your vote?

We are initiating this proxy solicitation because we believe that the Boards should take action to immediately redeem or offer to repurchase the Preferred Shares.  We believe that due to the current historically low interest rate environment, there are very attractive financing alternatives to the Preferred Shares that could be used to approve a redemption of or an offer to repurchase the Preferred Shares.  These very attractive financing alternatives would not be available in a rising interest rate environment should one develop and unlike the Preferred Shares would protect the Funds and their portfolios against such a rising interest rate environment. Accordingly, we believe that the Funds' trustees could pursue various financing opportunities to provide Preferred Shareholders with a redemption of or an offer to repurchase their securities while at the same time protecting the interests of the Common Shareholders of the Funds.  We further believe that the Boards are not acting in the best interests of the Shareholders of the Funds or consistent with best corporate governance practices.

We have also expressed our concern with respect to the performance, investment strategy, concentration of investments in financial companies and corporate governance policies and practices of the Funds. In light of the foregoing, we nominated Mr. Miller to serve as a Class II Preferred Shares trustee of PFN for election at the Annual Meeting held on July 31, 2013. Mr. Miller currently serves as the Class II Preferred Shares trustee of PFN.

We continue to believe that the Boards are not acting in the best interests of the Shareholders. As a result, we are seeking new and more effective representation on the Boards by nominating the Nominees who we believe have exceptional experience and will bring fresh, independent perspectives and additional insights to the Boards.  We urge the Preferred Shareholders to send a message to the Funds by voting (1) “FOR” the election of Mr. Miller to serve as a Class I Preferred Shares trustee of PFL, (2) “FOR” the election of Ms. Murray to serve as a Class II Preferred Shares trustee of PFL and (3) “FOR” the election of Ms. Murray to serve as a Class I Preferred Shares trustee of PFN.

Who are the Nominees?

We are proposing that Mr. Miller, our Nominee, be elected as a Class I Preferred Shares trustee of PFL, and that Ms. Murray, our other Nominee, be elected as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN. Set forth below is the age, business address, business experience for the past five years of each Nominee and certain other information with respect to each Nominee. This information has been furnished to us by each Nominee. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Miller should serve as a Class I Preferred Shares trustee of PFL and that Ms. Murray should serve as a Class II Preferred Shares trustee of PFL and as a Class I Preferred Shares trustee of PFN, as of the date hereof, in light of each Fund's business and structure.

Name and Principal Business Address	Age	Principal occupation or employment and directorships, in each case during the last 5 years

Alan Bruce Miller 767 Fifth Avenue New York, NY 10153	76
Mr. Miller co-founded and built the largest bankruptcy, finance and restructuring legal practice in the U.S. during the years between 1969 and 2005 and retired from his position as Senior Partner of Weil, Gotshal & Manges LLP in 2005. He led the restructuring efforts of large cases involving Investors Funding Corporation of New York; Texaco Pennzoil; Federated Department Stores and Macy's; Drexel Burnham Lambert; Braniff World Airways, Continental Airlines, Eastern Airlines, and American Airlines' acquisition of TWA; and Enron Corporation. Mr. Miller has counseled the boards and senior officers of client companies, as well as the officers of lenders, investors and other creditors as to their fiduciary and corporate governance obligations. Mr. Miller has held appointments as an independent member of the boards of directors of various entities since January 1, 2006, including: Trinity Place Holdings Inc.; Allion Healthcare, Inc. and its affiliates; Catalyst Paper Corporation; Eagle Hospitality Properties Trust, Inc. and its affiliates; United Retail Group, Inc. and its affiliates; Friendly Ice Cream Corporation; Big 10 Tire Stores Inc., Mervyn's Holdings, LLC, Chicago Loop Parking LLC, CEVA Group Plc and Ashley Stewart Holdings, Inc.

Marti Murray 350 Fifth Avenue New York, NY 10118	54
Ms. Murray has thirty years of experience in the financial services industry with specific expertise in the distressed debt and bankruptcy arenas.  Ms. Murray was the founder, President and portfolio manager of Murray Capital Management, Inc., an SEC-registered investment advisor specializing in investment strategies in distressed debt, private claims, transitional high yield and special situation equities.  Ms. Murray was also the co-founder of Murray & Burnaman, a financial advisory and litigation support firm, where she was active in financial restructuring consulting work for credit-focused investment management firms and litigation support relating to both bankruptcy and hedge-fund issues.  Since 2012 when she joined Goldin Associates, a financial advisory services provider, as a Managing Director, Ms. Murray has, among other engagements, led the team advising Pulse Electronics in its recapitalization and supported the bankruptcy trustee in Fletcher International, the master-fund advised by Fletcher Asset Management.

In accordance with each Fund's Amended and Restated Declaration of Trust (each, the "Declaration"), the trustees of each Fund have been divided into the following three classes: Class I, Class II and Class III. This proxy statement is soliciting proxies to elect Mr. Miller as a Class I Preferred Shares trustee of PFL, Ms. Murray as a Class II Preferred Shares trustee of PFL and Class I Preferred Shares trustee of PFN, and to grant authority to vote for up to all of the Fund's respective nominees, as directed by you, other than Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFN Board). Therefore, should a Preferred Shareholder so authorize us on the GREEN proxy card, we will cast votes for our Nominees as Preferred Shares trustees and all of the Funds' nominees, other than Alan Rappaport and Bradford K. Gallagher. None of the Funds' nominees for whom we seek authority to vote have agreed to serve with our Nominees, if elected.

If elected to the Board of PFN, Ms. Murray, together with Mr. Miller in his capacity as a Preferred Shares trustee of PFN (a position to which he was elected at last year's annual meeting), will constitute only two of the trustees on the PFN Board.  If elected to the Board of PFL, Mr. Miller and Ms. Murray will constitute only two of the trustees on the PFL Board.  As a result, the Nominees would not alone be able to adopt resolutions or otherwise cause the Boards to act.  However, the Nominees expect to be able to actively engage other trustees on the Boards in full discussion of the issues facing the Funds. By utilizing their experience, the Nominees believe they can effect positive change at the Funds. There is no guarantee that the Nominees will be able to enhance shareholder value.

According to the public filings of each Fund, the corporate governance guidelines of each of the Funds provide that determinations of independence shall be made in accordance with the criteria for independence required by the meaning of "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). We believe the Nominees are independent within the meaning of the corporate governance guidelines of the Funds and the listing standards of the New York Stock Exchange ("NYSE"). In addition, we believe that the Nominees are independent under the heightened independence standards applicable to audit committee members under the rules of the NYSE and the Securities and Exchange Commission (the "SEC"). We do not believe the Nominees are or will be an "interested person" (as defined in the 1940 Act) of either of the Funds because the Nominees do not meet any of the criteria set forth in such definition.

You should refer to the Funds' Proxy Statement and form of proxy distributed by the Funds for the names, backgrounds, qualifications and other information concerning each Fund's nominees.

Who can vote at the Annual Meeting?

The Board has fixed the close of business on May 30, 2014 as the Record Date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per Common Share and one vote per Preferred Share (together, the "Shares") on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional Shares, with no cumulative voting rights in the election of trustees.

The election of Preferred Shares trustees will be voted on exclusively by the Preferred Shareholders of each Fund. On each other proposal to be brought before the Annual Meeting (including the election of the other trustee nominees), such Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with such Fund's Common Shareholders and will vote together with Common Shareholders as a single class.

How do proxies work?

Brigade is asking you to appoint Mr. Miller and Ms. Murray as your proxy holders to vote your Preferred Shares at the Annual Meeting. You make this appointment by executing the enclosed GREEN proxy card. Giving us your proxy means you authorize the proxy holders to vote your Preferred Shares at the Annual Meeting, according to the directions you provide. Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GREEN proxy card and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the Annual Meeting will be voted by the proxy holders. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Preferred Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PREFERRED SHARES WILL BE VOTED: (1) "FOR" THE ELECTION OF MR. MILLER TO SERVE AS A CLASS I PREFERRED SHARES TRUSTEE OF PFL; (2) "FOR" THE ELECTION OF MS. MURRAY TO SERVE AS A CLASS II PREFERRED SHARES TRUSTEE OF PFL; (3) "FOR" THE ELECTION OF MS. MURRAY TO SERVE AS A CLASS I PREFERRED SHARES TRUSTEE OF PFN; (4) "FOR" THE ELECTION OF UP TO ALL OF THE FUNDS' NOMINEES, AS DIRECTED BY YOU, OTHER THAN ALAN RAPPAPORT (THE CLASS I PREFERRED SHARES TRUSTEE NOMINEE OF THE PFL BOARD) AND BRADFORD K. GALLAGHER (THE CLASS II PREFERRED SHARES TRUSTEE NOMINEE OF THE PFL BOARD AND THE CLASS I PREFERRED SHARES TRUSTEE NOMINEE OF THE PFN BOARD) AS TRUSTEES; AND (5) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

We do not know of any other matters to be presented for approval by the Shareholders at the Annual Meeting. Unless you indicate otherwise on the GREEN proxy card, you also authorize your proxy holders to vote your Preferred Shares in their discretion on any matters not known by Brigade at the time this proxy statement was printed and that, under each of the Fund's Fourth Amended and Restated Bylaws (each, the "Bylaws"), may be properly presented for action by the Shareholders at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

A quorum for each Fund at the Annual Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at the Annual Meeting. According to the Proxy Statement, votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by PFL and PFN as tellers (the "Tellers") for the Annual Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast in favor of or in opposition to the proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of trustees, abstentions and broker non-votes will have no effect on the outcome. For a proposal requiring approval of a specific percentage of shares present or outstanding, abstentions or broker non-votes will have the same effect as a vote against the proposal. You may either vote for or withhold authority to vote for the Nominees. If you withhold authority to vote, your Preferred Shares will only be counted for purposes of establishing a quorum. Your broker is not permitted to vote your Preferred Shares on the proposal to elect the Nominees without receiving instructions from you. If you hold your Preferred Shares in your own name, you must vote such Preferred Shares in person or by proxy or they will not be voted.

In the event that a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to the proposal for a reasonable time. Any adjournments with respect to the proposal will require the affirmative vote of a plurality of the Preferred Shares of PFL and PFN entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote the proxies that they are entitled to vote. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Annual Meeting for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

How many Preferred Shares must be voted in favor of each Nominee to elect such Nominee?

The election of the Preferred Shares trustees of PFL and PFN to each Board will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of the Preferred Shares trustee at the Annual Meeting, in person or by proxy. "Plurality" means that the individuals receiving the largest number of votes are elected as trustees, up to the maximum number of trustees to be elected. Accordingly, the Preferred Shares trustee nominee receiving the greatest number of votes cast by the Preferred Shareholders for each respective Fund represented in person or by proxy at the Annual Meeting will be elected as the Preferred Shares trustee for each respective Fund.

What should I do in order to vote for the Nominees?

If your Preferred Shares are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided to you by us to 399 Park Avenue, 16th Floor, New York, NY 10022.

Any Preferred Shares held for you in the name of a bank, broker, or other nominee holder on the Record Date can only be voted by the nominee holder in whose name the Preferred Shares are held, and only upon receipt of your specific voting instructions. As the beneficial owner, you have the right to tell your nominee holder how to vote the Preferred Shares they hold for you. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy card is submitted on your behalf. We urge you to confirm in writing your instructions to the person responsible for your account. Please return every voting instruction card that your bank, broker, or other nominee has provided to you as early as possible to ensure that all of your Preferred Shares are voted in accordance with your instructions, or contact the person responsible for your account and instruct them to execute and return a GREEN proxy card for your Preferred Shares as soon as possible. In the alternative, you may attend the Annual Meeting and vote your Preferred Shares in person. Because you are not the shareholder of record for any Preferred Shares held for you by a nominee holder, you must specifically request and obtain a document called a "legal proxy" from your bank, broker or other nominee holder and bring it with you to the Annual Meeting to be able to vote your Preferred Shares.

A "broker non-vote" occurs when a broker identified as the record holder of shares is not permitted by the rules of the NYSE to vote on a given item without instruction from the beneficial owner of the shares and when no such instruction has been received. Under the NYSE rules, brokers may vote on "routine" matters (e.g., ratification of auditors) even without instructions from the street name holder. The election of trustees is not a "routine" matter for purposes of broker voting. If you do not instruct your broker how to vote with respect to that proposal, your broker may not vote with respect to that proposal and your votes will be counted as "broker non-votes." Abstentions and broker non-votes will not be counted as votes cast. To ensure that your vote is counted, please instruct your broker how to vote or submit your vote so that it is received by us no later than July 30, 2013.

YOUR VOTE IS VERY IMPORTANT. If you do not plan on attending the Annual Meeting, we encourage you to read this proxy statement and date, sign and return your completed GREEN proxy card provided to us prior to the Annual Meeting so that your Preferred Shares will be represented and voted in accordance with your instructions. Even if you plan to attend the Annual Meeting in person, we recommend that you authorize a proxy to vote your Preferred Shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than July 30, 2014.

Can I use the GREEN proxy card to vote for any of the Funds' nominees?

Under the proxy rules we may solicit proxies in support of our Nominees and also seek authority to vote for each of the Funds' nominees other than those Fund nominees that we specify. This allows a Preferred Shareholder of each of the Funds who desires to vote for the complete list of trustee nominees to use the GREEN proxy card to vote for our Nominees as well as each of the Funds' nominees for whom we are seeking authority to vote, other than those nominees as to which the Preferred Shareholder specifically withholds our authority to vote. We have determined to nominate Mr. Miller as a Class I Preferred Shares trustee for PFL and Ms. Murray as a Class II Preferred Shares trustee for PFL and a Class I Preferred Shares trustee for PFN, and are seeking authority to vote for up to all of each of the Fund's respective nominees, as directed by each Preferred Shareholder, other than Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFL Board) and Bradford K. Gallagher (the Class II Preferred Shares trustee nominee of the PFL Board and the Class I Preferred Shares trustee nominee of the PFL Board). As a result, should a Shareholder so authorize us on the GREEN proxy card, we would cast votes for our Nominees and all of the Funds' nominees, other than Alan Rappaport and Bradford K. Gallagher. None of the respective Funds' nominees for whom we seek authority to vote have agreed to serve with our Nominees, if elected.

What is the deadline for submitting proxies?

Proxies can be submitted until the polls are closed at the Annual Meeting. However, to be sure that we receive your proxy in time to utilize it, we request that you provide your proxy to us as early as possible.

How do I revoke a proxy?

Any Preferred Shareholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card sent to you by the Funds. If you are a registered holder of Preferred Shares, you may revoke a previously submitted proxy by:

•	signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided;

•	delivering to the Secretary of the Funds a written notice of revocation at 1633 Broadway, New York, NY 10019; or

•	attending the Annual Meeting and voting in person.

Please note, however, that only your last-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement. Attending the Annual Meeting alone without taking one of the actions above will not revoke your proxy.

Shareholders who hold their shares in "street name" with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Funds or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to the firm assisting us in the solicitation of proxies, Alliance Advisors, LLC, at the following address: 200 Broadacres Drive, 3rd floor, Bloomfield, NJ 07003, so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE FUNDS OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR PREFERRED SHARES AT THE ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE FUNDS OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR PREFERRED SHARES AT THE ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO 399 PARK AVENUE, 16TH FLOOR, NEW YORK, NY 10022. ONLY YOUR LAST-DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Brigade?

Brigade will pay all costs of the solicitation of proxies on behalf of Brigade and the other participants described on Annex A attached hereto in connection with the Annual Meeting. Brigade does not intend to seek reimbursement of those costs from the Funds.

Who do I contact if I have any questions or require assistance in voting?

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Brigade's proxy materials, please contact the firm assisting us in the solicitation of proxies: Alliance Advisors, LLC at:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd floor
Bloomfield, NJ 07003
Shareholders May Call Toll-Free: 855-973-0092
Banks and Brokers May Call Collect: 973-873-7710

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW PREFERRED SHARES YOU OWN.
BRIGADE URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY
CARD TODAY TO VOTE "FOR" THE ELECTION OF OUR NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR UP TO ALL OF THE FUNDS' NOMINEES, AS DIRECTED BY YOU, OTHER THAN ALAN RAPPAPORT (THE CLASS I PREFERRED SHARES TRUSTEE OF PFL NOMINEE OF THE BOARD) AND BRADFORD K. GALLAGHER (THE CLASS II PREFERRED SHARES TRUSTEE OF PFL NOMINEE OF THE BOARD AND THE CLASS I PREFERRED SHARES TRUSTEE OF PFN).

BACKGROUND TO AND REASONS FOR SOLICITATION

Brigade acquired the Preferred Shares of PFN on October 19, 2010 for investment purposes in the ordinary course of business and not for purposes of acquiring control of PFN. As of May 30, 2014, Brigade LCSF and Brigade CM are the beneficial owners of 1,037 of the Preferred Shares of PFL.  Brigade LCSF is the beneficial owner of 1,619 of the Preferred Shares of PFN. Brigade CM is the beneficial owner of 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM). This makes Brigade the second largest holder of Preferred Shares of each of the Funds.

We are initiating this proxy solicitation because we believe that the Boards should take action to immediately redeem or offer to repurchase the Preferred Shares.  We believe that due to the current historically low interest rate environment, there are very attractive financing alternatives to the Preferred Shares that could be used to approve a redemption of or an offer to repurchase the Preferred Shares.  These very attractive financing alternatives would not be available in a rising interest rate environment should one develop and unlike the Preferred Shares would protect the Funds and their portfolios against such a rising interest rate environment. Accordingly, we believe that the Funds' trustees could pursue various financing opportunities to provide Preferred Shareholders with a redemption of or an offer to repurchase their securities while at the same time protecting the interests of the Common Shareholders of the Funds.  We further believe that the Boards are not acting in the best interests of the Shareholders of the Funds or consistent with best corporate governance practices. In light of the foregoing, prior to the annual meeting of Shareholders held on July 31, 2012 and July 31, 2013, Brigade had made a number of attempts to discuss the redemption of the Preferred Shares with the Board.

On July 14, 2011, Brigade CM sent a letter to Mr. Brian Shlissel, the President and Chief Executive Officer of the Funds, requesting a meeting to discuss Brigade CM's concerns regarding the Preferred Shares and to explore potential financing strategies. A copy of this letter is attached as Exhibit A to Amendment No. 3 to the Schedule 13D, dated as of July 15, 2011. On September 7, 2011, representatives of Brigade met with Mr. Shlissel and certain other members of the management of the Funds. At this meeting, Brigade presented its view that attractive financing alternatives are available to the Funds to replace the Preferred Shares. In addition, Brigade expressed concerns with respect to the performance, investment strategy, concentration of investments in financial companies and corporate governance policies and practices of the Funds. Representatives of each Funds' management did not provide substantive responses during the meeting, stating that Regulation FD precluded them from doing so and that they would take Brigade's views under advisement.

On September 21, 2011, Brigade disclosed on Amendment No. 5 to its Schedule 13D its intention to nominate Neal P. Goldman at the 2011 annual meeting of shareholders of the Funds as Preferred Shares trustee of the Funds. On October 11, 2011, the Funds issued a press release stating that the 2011 annual meeting was being rescheduled to July 31, 2012, despite prior disclosure in the Funds' 2010 proxy statement indicating that the Funds anticipated the 2011 annual meeting of shareholders of the Funds would take place in December 2011. On November 11, 2011, Brigade sent a letter to the Funds stating that the unprecedented 19 month gap between annual meetings of shareholders of the Funds violated the Funds' bylaws and requesting that the seven-month delay be reconsidered. The Funds did not respond to Brigade's letter. On November 17, 2011, Brigade sent a second letter to the Funds once again seeking an explanation for the seven-month delay. On November 22, 2011, Brigade received a response from the Funds, stating only that the July 31, 2012 meeting date was in compliance with the Funds' bylaws and providing no explanation for the delay.

On December 1, 2011, Brigade filed a complaint in the Massachusetts Superior Court for Suffolk County seeking declaratory relief, injunctive relief, and specific performance against the Funds on the grounds that the Funds had violated their bylaws by impermissibly delaying the 2011 annual meeting of shareholders until July 31, 2012. On December 7, 2011, the Superior Court denied Brigade's motion for expedited discovery. The parties then filed cross-motions for summary judgment, and the Superior Court held a hearing. On February 17, 2012, the Superior Court granted summary judgment to Brigade, declaring that the Funds had violated Section 10.2 of their bylaws when they postponed the 2011 annual meeting of shareholders. The Superior Court ordered the Funds to "schedule, notice, and hold the annual shareholder meeting for the year 2011 as soon as practicable." The Court also ordered the Funds hold future annual meetings of shareholders of the Funds within 12 months of each previous meeting. On February 28, 2012, the Funds filed a motion with the Superior Court seeking a stay of the order pending appeal. The Superior Court denied this motion on March 2, 2012. On March 6, 2012, the Funds sought a stay of the order pending appeal in a motion filed with a Single Justice of the Massachusetts Appeals Court. The Single Justice conducted a hearing on March 13, 2012. On March 15, 2012, the Single Justice granted the Funds a stay of the order pending appeal. On September 18, 2012, the appeal was transferred sua sponte from the Massachusetts Appeals Court to the Supreme Judicial Court of Massachusetts. Oral argument before the Supreme Judicial Court was held on May 6, 2013, after which the Supreme Judicial Court unanimously affirmed the Superior Court's decision.  In its decision, the Supreme Judicial Court explained that "[t]he right of shareholders to vote for the trustees of a business trust is one of the most important rights arising from stock ownership," and that delaying such an election "diminishes electoral rights by allowing these trustees to become deeply entrenched and to continue to harm the interests of the shareholders."

At the annual meeting of shareholders held on July 31, 2012, Brigade nominated Mr. Goldman to serve as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN, to which positions Mr. Goldman was elected to serve by the Preferred Shareholders. At the annual meeting of shareholders held on July 31, 2013, Brigade nominated Mr. Miller to serve as Class II Preferred Shares Trustee of PFN, to which position Mr. Miller was elected to serve by the Preferred Shareholders.  Mr. Goldman has since resigned from his positions on the Boards, which vacancies are to be filled at the Annual Meeting to be held on July 31, 2014.

Since the date of last year's annual meeting, commencing in early April, 2014, at Brigade's request, Brigade has had discussions with representatives of the Funds, the Manager and the Funds' sub-advisor concerning financing alternatives to replace the Preferred Shares.  During these discussions, Brigade reviewed types of financings that Brigade believes should be available to the Funds at rates that are less than the current dividend rates for the Preferred Shares.  Brigade also reiterated during these discussions its long-held belief that it could be in the best interests of the Funds, the Preferred Shareholders and the Common Shareholders for the Funds to use these financing alternatives to make a tender offer for all outstanding Preferred Shares.  In this regard, Brigade commented on the material terms of a potential tender, including the tender price.

On May 2, 2014, in order to meet a deadline imposed by the Funds' Bylaws, Brigade notified the Secretary of the Funds of Brigade's intention to nominate Mr. Miller and Ms. Murray for election to the Boards at the Annual Meeting.  On May 8, 2014 and subsequent to this notification, Brigade entered into a confidentiality agreement with the Manager and the Funds' sub-advisor (the "Confidentiality Agreement") to facilitate the continuation of discussions concerning Brigade's proposal that the Funds pursue leverage alternatives for the outstanding Preferred Shares and use the resulting funds to make an issuer tender offer for the Preferred Shares.  In the Confidentiality Agreement, Brigade agreed to withdraw and suspend the nomination of the two individuals for election to the Boards at the Annual Meeting during a two-week period, which two-week period was subsequently extended to end on June 6, 2014 (the "Discussion Period").

Following the execution of the Confidentiality Agreement, Brigade, the Manager and the Funds' sub-advisor made a number of proposals and counterproposals regarding the price at which an issuer tender offer would be made by the Funds. The Discussion Period ended without any agreements, arrangements or understandings between Brigade, on the one hand, and the Manager and the Funds' sub-advisor, on the other hand, with respect to these or any other matters.  Pursuant to the terms of the Confidentiality Agreement, the Funds agreed to treat the trustee nominations that were previously made by Brigade as having been resubmitted as of the end of the Discussion Period (without any further action required by Brigade) and received timely under the Funds' bylaws. From the end of the Discussion Period until June 30, 2014, the date of this proxy statement, there have been no discussions between Brigade, the Manager and the Funds' sub-advisor concerning Brigade's proposal that the Funds pursue leverage alternatives for the outstanding Preferred Shares and use the resulting funds to make an issuer tender offer for the Preferred Shares.

Mr. Rappaport, PFL's Class I Preferred Shares trustee nominee, formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment banking firm. Mr. Rappaport is a trustee of the funds in the Allianz/PIMCO Fund Complex, which is comprised of sixty-two portfolio companies, as well as a trustee of American Museum of Natural History and NYU Langone Medical Center, and lacks public board experience, except based on his service on the Boards of the Funds.  In contrast, Mr. Miller currently sits on the boards of directors of two companies in addition to the Board of PFN (Ashley Stewart Holdings, Inc. and CEVA Group Plc) and has experience serving as a director of both public and private entities. Mr. Miller has also held appointments as an independent member of the boards of directors of a number of other entities since January 1, 2006 as set forth in the Questions and Answers section of this proxy statement on page 4.  In addition, Mr. Miller has counseled the boards and senior officers of numerous companies, as well as the officers of lenders, investors and other creditors as to their fiduciary and corporate governance obligations. Accordingly, on June 3, 2014, Brigade disclosed on Amendment No. 16 to its Schedule 13D for PFL its intention to nominate Mr. Miller at the Annual Meeting.

Mr. Gallagher, PFL's Class II Preferred Shares trustee nominee and PFN's Class I Preferred Shares trustee nominee, is also a trustee of the funds in the Allianz/PIMCO Fund Complex, as well as a trustee of Atlantic Maritime Heritage Foundation, and formerly served as the chairman and trustee of Grail Advisors ETF Trust and as a trustee of Nicholas-Applegate Institutional Funds.  Mr. Gallagher has experience with financial advisory work, serving on the Operating Committee of Fidelity Investments, as a Managing Director and President of Fidelity Investments Institutional Services Company and in various capacities for The Common Fund, Spyglass Investments, LLC, Cypress Holding Company and Cypress Tree Investment Management Company, and New Technology Ventures Capital Management LLC.  Brigade's Nominee, Ms. Murray, has also gained a wealth of experience with respect to financial advisory work in connection with her work with Bank of America, where Ms. Murray became Senior Managing Director and the leader of the distressed debt investing group; Murray Capital Management, an investment advisor that Ms. Murray founded and which specializes in various investment strategies; Murray & Burnam, where Ms. Murray focused on financial restructuring, consulting and work for credit-focused investment management firms; and Goldin Associates, where Ms. Murray has been responsible for major financial advisory and litigation support.  Accordingly, Brigade disclosed on Amendment No. 16 to its Schedule 13D for PFL and Amendment No. 18 to its Schedule 13D for PFN its intention to nominate Ms. Murray at the Annual Meeting.

WE URGE YOU TO VOTE THE GREEN PROXY CARD
"FOR" ALAN BRUCE MILLER AS A CLASS I PREFERRED SHARES TRUSTEE OF PFL, AND "FOR" MARTI MURRAY AS A CLASS II PREFERRED SHARES TRUSTEE OF PFL AND CLASS I PREFERRED SHARES TRUSTEE OF PFN.

PROPOSAL: ELECTION OF TRUSTEES

According to the Funds' proxy statement, the Board of PFL has nominated Hans W. Kertess and William B. Ogden for election by Shareholders of PFL as Class I trustees. The Board of PFN has nominated Hans W. Kertess and John C. Maney for election by Shareholders of PFN as Class III trustees. In addition, the Boards have nominated Alan Rappaport for election by Preferred Shareholders of PFL to the Board as a Class I Preferred Shares trustee and Bradford K. Gallagher for election by Preferred Shareholders of PFL to the Board as a Class II Preferred Shares trustee and  for election by the Preferred Shareholders of PFN to the Board as a Class I Preferred Shares trustee. This proxy statement is soliciting proxies to elect Mr. Miller as a Class I Preferred Shares trustee of PFL, Ms. Murray as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares Trustee of PFN, and to grant authority to vote for up to all of the Funds' nominees, as directed by each Preferred Shareholder, other than Alan Rappaport and Bradford K. Gallagher. Therefore, should a Preferred Shareholder so authorize us, we will cast votes for our Nominees and up to all of the Funds' nominees, other than  Alan Rappaport and Bradford K. Gallagher. None of the Funds' nominees for whom we seek authority to vote have agreed to serve with our Nominees, if elected.

A trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

BRIGADE RECOMMENDS THAT YOU VOTE "FOR" ALAN BRUCE MILLER AS
A CLASS I PREFERRED SHARES TRUSTEE OF PFL, AND "FOR" MARTI MURRAY AS A CLASS II PREFERRED SHARES TRUSTEE OF PFL AND A CLASS I PREFERRED SHARES TRUSTEE OF PFN.

According to the public filings of each Fund, the corporate governance guidelines of each of the Funds provide that determinations of independence shall be made in accordance with the criteria for independence required by the meaning of "interested person" (as defined in the 1940 Act). We do not believe that either of the Nominees is or will be an "interested person" of either of the Funds because the Nominees do not meet any of the criteria set forth in such definition. We believe the Nominees are independent within the meaning of the corporate governance guidelines of the Funds. In addition, we believe that the Nominees are independent within the meaning of the listing standards of the NYSE and the heightened independence standards applicable to audit committee members under the rules of the NYSE and the SEC.

If the nominees are elected as proposed by Brigade, the Board will consist of eight trustees, six of whom will not be "interested persons" of PFN or Allianz Global Investors Fund Management LLC (the "Manager").

Each Nominee understands that, if elected as a Preferred Shares trustee of the Funds, such Nominee would have an obligation to act in the best interests of each Fund, as applicable, and the relevant Shareholders in accordance with such Nominee's duties as a trustee.

Brigade does not expect that the Nominees will be unable to stand for election, but, in the event that either is unable to serve or for good cause will not serve, the Preferred Shares represented by the enclosed GREEN proxy card will be voted for one or more substitute nominees. In addition, Brigade reserves the right to nominate substitute persons if the Funds make or announce any changes to their respective Bylaws or take or announce any other action that has, or if consummated would have, the effect of disqualifying either of the Nominees. In any such case, Preferred Shares represented by the enclosed GREEN proxy card will be voted for such substitute nominees.

Brigade confirms that in the event that Brigade nominates a substitute nominee, Brigade will amend this proxy statement to (i) provide the name of the substitute nominee, (ii) confirm that such substitute nominee executed a written consent agreeing (x) to be a nominee for election as a Preferred Shares trustee of the Funds, (y) to be named as such substitute nominee in the amended proxy statement and (z) to serve as Preferred Shares trustee of the Funds, if elected, and (iii) provide the information required to be disclosed pursuant to Items 5(b) and 7 of Schedule 14A. Additional nominations made by Brigade are without prejudice to the position of Brigade that any attempt to disqualify the Nominees through amendments of the Bylaws or otherwise constitutes unlawful manipulation of each Fund's corporate machinery.

Information Regarding the Nominees

Information pertaining to the Nominees, including each Nominee's name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the Questions and Answers section of this proxy statement on page 4, which we urge you to read. This information has been furnished to Brigade by the Nominees. Other than as disclosed in this proxy statement, there is no arrangement or understanding between the Nominees and any other persons pursuant to which the Nominees were or are to be selected as a trustee of the Funds or nominee of each of the Funds.

You should refer to the Funds' Proxy Statement and form of proxy distributed by each Fund for the names, backgrounds, qualifications and other information concerning the Funds' nominees.

Arrangements between Brigade and the Nominee

The Nominees will not receive any compensation from Brigade in consideration of each Nominee's agreement to be a nominee for election to the Boards or to serve as a Preferred Shares trustee of either Fund, if elected.

Pursuant to the Trustee Nominee Indemnification Agreement entered into between each Nominee and Brigade, Brigade has agreed to indemnify each Nominee against losses incurred in connection with his or her service as nominee for election as Preferred Shares trustee of the Funds, in connection with the solicitation of proxies in respect thereof, for each Nominee's service as a Preferred Shares trustee if elected (but only to the extent that indemnification is not otherwise available from the Funds), and to reimburse each Nominee for reasonable and documented out-of-pocket travel and related expenses incurred in connection with his or her activities as Nominee.

Each Nominee has executed a written consent agreeing to be a nominee for election as a Preferred Shares trustee of the Funds, to be named as such in this proxy statement and to serve as Preferred Shares trustee if so elected.

Compensation of the Funds' Trustees

If elected to the Board, the Nominees will not receive any form of compensation from Brigade for serving as trustees. Each Nominee is entitled to receive whatever compensation the Boards have established for trustees who are not directors, officers, partners or employees of the Manager or Pacific Investment Management Company LLC ("PIMCO"), or any entity controlling, controlled by or under common control with the Manager or PIMCO (the "non-affiliated trustees"), unless and until the Boards determine to change such compensation. The following discussion summarizes the Funds' compensation and indemnification of trustees based solely on the Funds' public filings.

According to the public filings of the Funds, each trustee who is a non-affiliated trustee receives total annual compensation of $250,000 for such trustee's service on the boards of all of the Allianz Managed Funds (as defined in the Proxy Statement), which is payable quarterly. The Independent Chairman of each of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly.  Mr. Miller, who currently does not serve on the boards of trustees of any of the funds for which the Manager serves as an investment manager (other than PFN) or for which affiliates of the Manager serve as sub advisers, will, according to the Proxy Statement, receive aggregate annual compensation of $36,000 for his service on the Board of PFN for the calendar year ended December 31, 2014, which is payable quarterly.  Trustees will also be reimbursed for meeting related expenses.  Each trustee's compensation and other costs of joint meetings are allocated pro rata among the various funds managed by the Manager for which such trustee serves as trustee based on the complexity of issues relating to each such fund and relative time spent by the trustees in addressing them, and secondarily, on each such fund's relative net assets (including assets attributable to any outstanding preferred shares issued by an a closed-end fund managed by the Manager). Trustees do not currently receive any pension or retirement benefits from the Funds or the fund complex (as defined under Item 22(a) of Regulation D of the Securities Exchange Act of 1934, as amended). Brigade is not aware of any other arrangements pursuant to which any trustee of the Funds was to be compensated for services during each Fund's last fiscal year. Brigade disclaims any responsibility for the accuracy of the foregoing information extracted from each Fund's public filings.

The Funds maintain, at their expense, a policy of insurance which insures its trustees. The Declaration of each Fund contains provisions that provide for indemnification of trustees and officers (including persons who serve at each Fund's request as directors, officers or trustees of another organization in which the Fund has an interest as shareholder, creditor or otherwise).

Neither the Nominees nor any of their associates have received any cash compensation, cash bonuses or deferred compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Funds, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended ("Regulation S-K").

The Nominees do not have any position or office with either of the Funds and no occupation or employment with which the Nominees have been involved during the past five years was carried on with the Funds or any corporation or organization that is a parent, subsidiary or other affiliate of the Funds. Ms. Murray has never served on the Board of PFL or PFN and Mr. Miller has only served on the Board of PFN.

Interests of the Nominees

We expect that the Nominees, if elected, will be (i) entitled to receive compensation customarily paid by the Funds to its non-affiliated trustees; (ii) indemnified for service as a trustee of each Fund to the same extent indemnification is provided to the current trustees of each Fund; and (iii) covered by the Funds' trustee liability insurance.

Mr. Miller owns 22,563.177 shares of Pimco Total Return Fund Class A shares and is a trustee of a trust established by his wife, Susan Miller, which owns 17,985.612 shares of Pimco Total Return Fund Class A shares.  The value of the shares owned by Mr. Miller and the trust established by his wife is approximately $247,518.05 and $197,302.16, respectively (the forgoing figures calculated based on the trading price as of market close on June 27, 2014).

Other than as described in this proxy statement, none of the persons listed on Annex A attached hereto, including the Nominees, or any associate of the Nominees, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

The Nominees have furnished the additional information located on Annex A attached hereto with respect to himself to Brigade.

OTHER PROPOSALS

We do not know of any other matters to be presented for approval by the Shareholders at the Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed GREEN proxy card will vote the Shares represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.

Brigade has retained Alliance Advisors, LLC to assist with the solicitation of proxies for a fee not to exceed $25,000, plus reasonable documented out of pocket expenses. Brigade has agreed to indemnify Alliance Advisors, LLC against certain liabilities relating to or arising out of their engagement. Alliance Advisors, LLC estimates that approximately 20 of its employees will assist in this proxy solicitation, which they may conduct personally, by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.

Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Preferred Shares as of the Record Date. We will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Brigade and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Nominees may make solicitations of proxies but will not receive compensation for acting as Nominees.

The entire expense of soliciting proxies for the Annual Meeting by us or on our behalf is being borne by us. We will not seek reimbursement of those costs from the Funds. The total expenditures incurred by us to date in connection with this solicitation are approximately $10,000. We anticipate that the total expenses that we will incur in furtherance of, or in connection with, the solicitation of proxies for the Annual Meeting will be approximately $100,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING BRIGADE AND MR. MORGAN

The participants in this proxy solicitation are Brigade and Donald E. Morgan, III, each a beneficial owner of Preferred Shares. Annex A attached hereto includes information pertaining to Brigade and Mr. Morgan, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to Brigade and Mr. Morgan.

CERTAIN RELATIONSHIPS WITH THE FUNDS

The Nominees may be deemed to have an interest in their nomination for election to the Boards by virtue of compensation the Nominees are entitled to receive from the Funds as trustees, if elected to the Board, and as described elsewhere in this proxy statement. Except as set forth in this proxy statement or on Annex A attached hereto, there are no interlocking relationships that would have required disclosure under Item 407 of Regulation S-K, had the Nominees been trustees of the Funds.

As of May 30, 2014, 2014, Brigade LCSF is the beneficial owner of 1,037 of the Preferred Shares of PFL and 1,619 of the Preferred Shares of PFN, representing approximately 32.8% and 25.1% of the outstanding Preferred Shares, respectively (based on information disclosed in the Funds' Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 30, 2014). Brigade CM is the beneficial owner of 1,037 of the Preferred Shares of PFL and 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM), representing approximately 32.8% and 25.9% of the outstanding Preferred Shares, respectively (based on information disclosed in the Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 30, 2014). Neither Brigade LCSF nor Brigade CM is a direct record owner of any Preferred Shares of PFL or PFN. The date of purchase, number of Preferred Shares purchased and the price per Preferred Share is set forth in Annex A attached hereto. Other than as disclosed on Annex A attached hereto, Brigade, Mr. Morgan and the Nominees have not effected any transaction in securities of the Funds in the past two years. As of the date hereof, no part of the purchase price or market value of any of the Preferred Shares held by Brigade is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Preferred Shares.

Other than as set forth in this proxy statement or on Annex A attached hereto, after reasonable inquiry, none of Brigade, Mr. Morgan, the Nominees, or any of their respective associates or majority-owned subsidiaries, is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Funds' securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or on Annex A attached hereto, after reasonable inquiry, neither Brigade, Mr. Morgan, the Nominees, or any of their respective associates or majority-owned subsidiaries, (i) beneficially owns, directly or indirectly, or has the right to acquire, any securities of the Funds or has effected any transaction in securities of the Funds during the past two years; (ii) beneficially owns, directly or indirectly, or has the right to acquire, any securities of any parent or subsidiary of the Funds or has effected any transaction in securities of any parent or subsidiary of the Funds during the past two years; and (iii) owns any securities of the Funds of record but not beneficially.

Other than as set forth in this proxy statement or on Annex A attached hereto, (i) there have been no contracts, negotiations or transactions within the past two years, between Brigade, Mr. Morgan, the Nominees, or any of their respective associates or majority-owned subsidiaries concerning any merger, consolidation, acquisition, tender offer, election of the Funds' trustees, or the sale of a material amount of the Funds' assets; (ii) none of Brigade, Mr. Morgan, the Nominees, or any of their respective associates or majority-owned subsidiaries, have any other present or proposed material agreement, arrangement, understanding or relationship (with respect to any future employment, future transaction or otherwise) with the Funds or any of their executive officers, trustees, controlling persons, affiliates or subsidiaries; and (iii) none of Brigade, Mr. Morgan, the Nominees, or any of their respective associates or majority-owned subsidiaries or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had or will have a direct or indirect material interest in any transaction since the beginning of the Funds' last fiscal year or any currently proposed transactions in which either Fund was or is to be a participant and the amount involved exceeds $120,000.

Other than as set forth in this proxy statement or on Annex A attached hereto, there are no material proceedings to which the Nominees, or any associate of the Nominees, is a party adverse to the Funds or any of their subsidiaries or has a material interest adverse to the Funds or any of its subsidiaries.

There are no family relationships (as such term is defined in Item 401(d) of Regulation S-K) between the Nominees and any trustee or executive officer of the Funds or any person nominated or chosen by the Funds to become a trustee or executive officer.

Other than as set forth in this proxy statement or on Annex A attached hereto, neither the Nominees nor any immediate family member (as such term is described in Item 22(a)(viii) of Schedule 14A) of the Nominees have had any positions with entities set forth in Item 22(b)(4)(i) of Schedule 14A. Other than as set forth in this proxy statement or on Annex A attached hereto, the Nominees do not beneficially own any equity securities in the Funds or in any registered investment company overseen by the Nominees within the same Family of Investment Companies (as such term is defined in Item 22(a)(iv) of Schedule 14A) as the Funds. Neither the Nominees nor any of their immediate family members own beneficially or of record any securities, or have, or have had, during the past five years, a direct or indirect interest, the value of which exceeds $120,000, in (i) an investment adviser, principal underwriter, or sponsoring insurance company of the Funds; or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or sponsoring insurance company of the Funds. Neither the Nominees nor any of their immediate family members since the beginning of the last two completed fiscal years of the Funds, has had any material interest, direct or indirect, or any direct or indirect relationship, in any transaction or series of transactions, in which the amount involved exceeds $120,000 and in which any of the persons listed under Item 22(b)(8) of Schedule 14A is a party. Neither the Nominees nor any immediate family member of the Nominees serve (or have served since the beginning of the last two completed fiscal years of the Funds) on the same board of directors of a company where an officer of an investment adviser, principal underwriter, or sponsoring insurance company of the Funds, or an officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or sponsoring insurance company of the Funds, serves (or has served since the beginning of the last two completed fiscal years of the Funds).

The Nominees are not current or former officers of the Funds and the Nominees were not employees of the Funds during fiscal years 2013 or 2014. During fiscal years 2013 or 2014, no executive officer of the Funds served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of trustees) of another entity of which either Nominee was an executive officer.

Please refer to the Proxy Statement and annual reports for certain information and disclosures required by applicable law. This information and disclosures include, among other things, securities of the Funds held by each Fund's directors, nominees, management and 5% shareholders, certain biographical information on each Fund's trustees and executive officers, information concerning all matters requiring the approval of shareholders, including the election of trustees, information concerning executive compensation, information concerning each Fund's procedures for nominating trustees, information concerning the committees of each Fund's Board and other information concerning each Fund's Board, and procedures for submitting proposals for inclusion in the Proxy Statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders must be received by the Funds for inclusion in the Proxy Statement and form of proxy for that meeting is also contained in the Proxy Statement. This information is contained in the Funds' public filings and each Fund's Shareholders should refer to the Proxy Statement and their other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple Shareholders in your household. A separate copy of the document will be delivered to you promptly if you contact the firm assisting us in the solicitation of proxies, Alliance Advisors, LLC, at Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003. Shareholders may call toll-free: 855-973-0092; banks and brokers may call collect: 973-873-7710.

The information concerning the Funds contained in this proxy statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Funds contained in this proxy statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Funds, were not involved in the preparation of such information and statements, and are not in a position to verify such information and statements. All information relating to any person other than the Nominees, Brigade or Mr. Morgan is given only to the knowledge of Brigade.

This proxy statement is dated June 30, 2014. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to Preferred Shareholders shall not create any implication to the contrary.

You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents that we file with the SEC at the SEC's web site at www.sec.gov or by contacting us at the address and phone number indicated above.

June 30, 2014

Annex A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Brigade, Mr. Morgan and the Nominees comprise the "participants" in the solicitation of proxies from Preferred Shareholders to vote in favor of the election of the Nominees to serve as Preferred Shares trustees on the Board of each Fund. Information regarding the participants in the solicitation is set forth below. The terms "associate," "affiliate" and "participant" used in connection with the statements in this Annex A have the meaning ascribed to such terms in the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Except as described herein, none of Brigade, Mr. Morgan or the Nominees beneficially own any securities of the Funds or any parent or subsidiary of the Funds or have any personal ownership interest, direct or indirect, in any securities of the Funds or any parent or subsidiary of the funds. Set forth in this Annex A are transactions in the Funds' securities effected by the participants within the past two years. Brigade used its own assets to purchase the Preferred Shares owned by it. As of the date hereof, no part of the purchase price or market value of any of the Preferred Shares held by Brigade is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Preferred Shares other than any borrowed funds used for working capital purposes in the ordinary course of business.

During the past ten years, none of Brigade, Mr. Morgan or the Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described herein or in the proxy statement, none of Brigade, Mr. Morgan or either Nominee is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Funds, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Since 2006, Mr. Miller has served as an independent director of financially troubled entities at the request of the majority owners and creditors of such entities. United Retail Group, Inc., Friendly Ice Cream Corporation, Big 10 Tire Stores Inc., Mervyn's Holdings, LLC, Chicago Loop Parking LLC, and CEVA Group Plc were either restructured or liquidated under the provisions of the U.S. Bankruptcy Code while the Nominee was a director thereof, and Catalyst Paper Corporation was reorganized under the Canadian Companies' Creditors Arrangement Act and the U.S. Bankruptcy Code during the relevant period. As an independent director, Mr. Miller's role in each case was to take the steps necessary to assure that the restructurings and liquidations were carried out in accordance with applicable law and relevant corporate governance guidelines. Mr. Miller owns 22,563.177 shares of Pimco Total Return Fund Class A shares and is a trustee of a trust established by his wife, Susan Miller, which owns 17,985.612 shares of Pimco Total Return Fund Class A shares.  The value of the shares owned by Mr. Miller and the trust established by his wife is approximately $247,518.05 and $197,302.16, respectively (the forgoing figures calculated based on the trading price as of market close on June 27, 2014).

Ms. Murray has thirty years of experience in the financial services industry with specific expertise in the distressed debt and bankruptcy arenas.  Ms. Murray was the founder, President and portfolio manager of Murray Capital Management, Inc., an SEC-registered investment advisor specializing in investment strategies in distressed debt, private claims, transitional high yield and special situation equities.  Ms. Murray was also the co-founder of Murray & Burnaman, a financial advisory and litigation support firm, where she was active in financial restructuring consulting work for credit-focused investment management firms and litigation support relating to both bankruptcy and hedge-fund issues.  Since 2012 when she joined Goldin Associates, Ms. Murray has, among other engagements, led the team advising Pulse Electronics in its recapitalization and supported the bankruptcy trustee in Fletcher International, the master-fund advised by Fletcher Asset Management.  Goldin Associates provides financial advisory services and offers turnaround and crisis management, bankruptcy, merger and acquisition, and restructuring advisory services.  Goldin Associates also provides consulting and interim management services.  Ms. Murray has also served as an independent member of the board of directors of California Coastal Communities.

During the last ten years, neither Nominee has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K and that would be material to an evaluation of the ability or integrity of the Nominees to trustees of the Funds.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS

The name, principal business address and principal business, occupation or employment, as applicable, of Brigade and Mr. Morgan is set forth below.

Brigade LCSF. Brigade Leveraged Capital Structures Fund Ltd. is a pooled investment vehicle that operates as a private investment fund. The business address and principal executive offices of Brigade LCSF are located at c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The principal business of Brigade LCSF is to purchase, sell, trade and invest in securities.

Brigade CM. Brigade Capital Management, LLC is the investment manager of Brigade LCSF. The business address and principal executive offices of Brigade CM are located at 399 Park Avenue, Suite 1600, New York, NY 10022. The principal business of Brigade CM is to purchase, sell, trade and invest in securities.

Donald E. Morgan, III. Mr. Morgan is a Managing Member of Brigade CM and a Director of Brigade LCSF and his business address is 399 Park Avenue, Suite 1600, New York, NY 10022. The principal business of Mr. Morgan is to purchase, sell, trade and invest in securities.

TRANSACTIONS IN THE SECURITIES OF THE FUNDS

Other than as set forth herein, none of Brigade, Mr. Morgan or either of the Nominees is the record or beneficial owner of any securities of the Funds, or any parent or subsidiary of the Funds.

Other than as set forth herein, none of Brigade, Mr. Morgan or the Nominee has effected any transactions in any securities of the Funds in the last two years.

Mr. Miller owns 22,563.177 shares of Pimco Total Return Fund Class A shares and is a trustee of a trust established by his wife, Susan Miller, which owns 17,985.612 shares of Pimco Total Return Fund Class A shares.  The value of the shares owned by Mr. Miller and the trust established by his wife is approximately $247,518.05 and $197,302.16, respectively (the forgoing figures calculated based on the trading price as of market close on June 27, 2014).

As of May 30, 2014, Brigade LCSF is the beneficial owner of 1,037 of the Preferred Shares of PFL and the beneficial owner of 1,619 of the Preferred Shares of PFN, representing approximately 32.8% and 25.1% of the outstanding preferred shares, respectively (based on information disclosed in the Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 30, 2014). Brigade CM is the beneficial owner of 1,037 of the Preferred Shares of PFL and 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM), representing approximately 32.8% and 25.9% of the outstanding preferred shares, respectively (based on information disclosed in the Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 30, 2014). Neither Brigade LCSF nor Brigade CM is a direct record owner of any Preferred Shares of PFL or PFN.

Direct and Beneficial Ownership of Preferred Shares of PFN and PFL

Name	Direct record ownership of Preferred Shares of PFL	Beneficial ownership of Preferred Shares of PFL	Direct record ownership of Preferred Shares of PFN	Beneficial ownership of Preferred Shares of PFN
Brigade LCSF	0	1,037	0	1,619
Brigade CM	0	1,037	0	1,669
Donald E. Morgan, III	0	1,037	0	1,669

None of the participants is a record or beneficial owner of any common shares of either of the Funds.

PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II

The participants have not effected any transactions in any securities of PFL or PFN in the last two years.

FORM OF PROXY
PREFERRED SHARES

PROXY SOLICITED BY BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD. AND BRIGADE CAPITAL MANAGEMENT, LLC AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OF PIMCO INCOME STRATEGY FUND

Proxy in connection with the annual meeting of shareholders of PIMCO Income Strategy Fund to be held on July 31, 2014

The undersigned holder of preferred shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the "Fund"), hereby appoints Alan Bruce Miller and Marti Murray, as proxy for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Fund (the "Annual Meeting") to be held at the offices of Allianz Global Investors Fund Management LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2014 at 10:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF ALAN BRUCE MILLER AND "FOR" THE ELECTION OF MARTI MURRAY AND TO GRANT AUTHORITY TO VOTE FOR UP TO ALL OF THE FUND'S NOMINEES, AS DIRECTED BY THE UNDERSIGNED, OTHER THAN ALAN RAPPAPORT AND BRADFORD K. GALLAGHER AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

To vote your proxy:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided to 399 Park Avenue, Suite 1600, New York, NY 10022.

PIMCO INCOME STRATEGY FUND
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒
ANNUAL MEETING PROXY CARD
A. Voting Items
1. Election of Trustees - Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC (together, "Brigade") urge you to vote FOR all of the trustee nominees set forth below:

(01)Alan Bruce Miller (Class I of PFL)	For ☐	Withhold ☐
(02)Marti Murray (Class II of PFL)	For ☐	Withhold ☐
The persons who have been nominated by the Fund to serve as trustees other than Alan Rappaport and Bradford K. Gallagher.	For all ☐	Withhold for all ☐	*Exceptions ☐

Brigade is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Alan Rappaport or Bradford K. Gallagher. There is no assurance that any of the Funds' nominees will serve as trustees if any or all of the Nominees are elected to the Fund's Board of Trustees. You should refer to the proxy statement and form of proxy distributed by the Fund for the names, background, qualifications and other information concerning the Fund's nominees.
(INSTRUCTION: YOU MAY WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE FUND TO SERVE AS TRUSTEES, OTHER THAN ALAN RAPPAPORT AND/OR BRADFORD K. GALLAGHER, BY WRITING THE NAMES OF SUCH FUND NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)
*Exceptions: _________________________

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items 1. Change of Address - Please print new address below.
2. Comments - Please print your comments below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED
C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) - Please print date below.
__/__/__
Signature 1 - Please keep signature within the box.

Signature 2 - Please keep signature within the box.

FORM OF PROXY
PREFERRED SHARES

PROXY SOLICITED BY BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD. AND BRIGADE CAPITAL MANAGEMENT, LLC AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OF
PIMCO INCOME STRATEGY FUND II

Proxy in connection with the annual meeting of shareholders of PIMCO Income Strategy Fund II to be held on July 31, 2014

The undersigned holder of preferred shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Alan Bruce Miller and Marti Murray, as proxy for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Fund (the "Annual Meeting") to be held at the offices of Allianz Global Investors Fund Management LLC, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2014 at 10:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF ALAN BRUCE MILLER AND "FOR" THE ELECTION OF MARTI MURRAY AND TO GRANT AUTHORITY TO VOTE FOR UP TO ALL OF THE FUND'S NOMINEES, AS DIRECTED BY THE UNDERSIGNED, OTHER THAN BRADFORD K. GALLAGHER AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

To vote your proxy:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided to 399 Park Avenue, Suite 1600, New York, NY 10022.

PIMCO INCOME STRATEGY FUND II
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒
ANNUAL MEETING PROXY CARD
A. Voting Items
1. Election of Trustees - Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC (together, "Brigade") urge you to vote FOR all of the trustee nominees set forth below:

(01) Marti Murray (Class I of PFN)	For ☐	Withhold ☐

The persons who have been nominated by the Fund to serve as trustees other than Bradford K. Gallagher.	For all ☐	Withhold for all ☐	*Exceptions ☐

Brigade is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Bradford K. Gallagher. There is no assurance that any of the Funds' nominees will serve as trustees if any or all of the Nominees are elected to the Fund's Board of Trustees. You should refer to the proxy statement and form of proxy distributed by the Fund for the names, background, qualifications and other information concerning the Fund's nominees.
(INSTRUCTION: YOU MAY WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE FUND TO SERVE AS TRUSTEES, OTHER THAN BRADFORD K. GALLAGHER BY WRITING THE NAMES OF SUCH FUND NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)
*Exceptions: _________________________

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items 1. Change of Address - Please print new address below.
2. Comments - Please print your comments below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED
C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) - Please print date below.
__/__/__
Signature 1 - Please keep signature within the box.

Signature 2 - Please keep signature within the box.